                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                      INVESCO ALL CAP MARKET NEUTRAL FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco All Cap Market Neutral Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                                      Votes
 Matters                                                 Votes For   Withheld
 -------                                                ----------- ----------
  (1)*    David C. Arch................................ 531,197,227 15,013,721
          James T. Bunch............................... 531,183,836 15,027,112
          Bruce L. Crockett............................ 531,230,236 14,980,712
          Jack M. Fields............................... 531,263,200 14,947,748
          Martin L. Flanagan........................... 531,657,186 14,553,762
          Cynthia Hostetler............................ 531,519,854 14,691,094
          Dr. Eli Jones................................ 531,321,474 14,889,474
          Dr. Prema Mathai-Davis....................... 531,131,847 15,079,101
          Teresa M. Ressel............................. 531,625,752 14,585,196
          Dr. Larry Soll............................... 531,316,895 14,894,053
          Ann Barnett Stern............................ 531,742,260 14,468,688
          Raymond Stickel, Jr.......................... 531,058,564 15,152,384
          Philip A. Taylor............................. 531,464,070 14,746,878
          Robert C. Troccoli........................... 531,278,632 14,932,316
          Christopher L. Wilson........................ 531,758,781 14,452,167

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
 (2)*  Approve an amendment to
       the Trust's Agreement and
       Declaration of Trust that
       would permit fund mergers
       and other significant
       transactions upon the
       Board's approval but
       without shareholder
       approval of such
       transactions.............. 357,447,673 29,638,148 16,397,616 142,727,154

 (3)   Approve changing the
       fundamental investment
       restriction regarding the
       purchase or sale of
       physical commodities...... 10,275,219  481,962    381,835    3,762,844

 4(b)  Approve an amendment to
       the current Master
       Intergroup Sub-Advisory
       Contract to add Invesco
       Asset Management (India)
       Private Limited........... 10,272,468  428,138    438,410    3,762,844

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                     INVESCO BALANCED-RISK ALLOCATION FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Balanced-Risk Allocation Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                    Votes
   Matters                                             Votes For   Withheld
   -------                                            ----------- ----------
   (1)* David C. Arch................................ 531,197,227 15,013,721
        James T. Bunch............................... 531,183,836 15,027,112
        Bruce L. Crockett............................ 531,230,236 14,980,712
        Jack M. Fields............................... 531,263,200 14,947,748
        Martin L. Flanagan........................... 531,657,186 14,553,762
        Cynthia Hostetler............................ 531,519,854 14,691,094
        Dr. Eli Jones................................ 531,321,474 14,889,474
        Dr. Prema Mathai-Davis....................... 531,131,847 15,079,101
        Teresa M. Ressel............................. 531,625,752 14,585,196
        Dr. Larry Soll............................... 531,316,895 14,894,053
        Ann Barnett Stern............................ 531,742,260 14,468,688
        Raymond Stickel, Jr.......................... 531,058,564 15,152,384
        Philip A. Taylor............................. 531,464,070 14,746,878
        Robert C. Troccoli........................... 531,278,632 14,932,316
        Christopher L. Wilson........................ 531,758,781 14,452,167

                                               Votes      Votes      Broker
                                  Votes For   Against    Abstain    Non-Votes
                                 ----------- ---------- ---------- -----------
 (2)* Approve an amendment to
        the Trust's Agreement
        and Declaration of
        Trust that would permit
        fund mergers and other
        significant
        transactions upon the
        Board's approval but
        without shareholder
        approval of such
        transactions............ 357,447,673 29,638,148 16,397,616 142,727,154

The meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.
--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

The results of the voting on the above matters were as follows:

                                                 Votes      Votes    Broker
  Matters                           Votes For   Against    Abstain  Non-Votes
  -------                          ----------- ---------- --------- ----------
  (3)   Approve changing the
        fundamental investment
        restriction regarding the
        purchase or sale of
        physical commodities...... 187,714,130 11,185,668 9,531,673 67,436,418

  4(a)  Approve an amendment to
        the current Master
        Intergroup Sub-Advisory
        Contract to add Invesco
        PowerShares Capital
        Management LLC............ 193,050,825  6,358,068 9,041,168 67,417,828

  4(b)  Approve an amendment to
        the current Master
        Intergroup Sub-Advisory
        Contract to add Invesco
        Asset Management (India)
        Private Limited........... 190,725,683  8,102,750 9,605,797 67,433,659

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                 INVESCO BALANCED-RISK COMMODITY STRATEGY FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Balanced-Risk Commodity Strategy Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                                     Votes
   Matters                                              Votes For   Withheld
   -------                                             ----------- ----------
   (1)*  David C. Arch................................ 531,197,227 15,013,721
         James T. Bunch............................... 531,183,836 15,027,112
         Bruce L. Crockett............................ 531,230,236 14,980,712
         Jack M. Fields............................... 531,263,200 14,947,748
         Martin L. Flanagan........................... 531,657,186 14,553,762
         Cynthia Hostetler............................ 531,519,854 14,691,094
         Dr. Eli Jones................................ 531,321,474 14,889,474
         Dr. Prema Mathai-Davis....................... 531,131,847 15,079,101
         Teresa M. Ressel............................. 531,625,752 14,585,196
         Dr. Larry Soll............................... 531,316,895 14,894,053
         Ann Barnett Stern............................ 531,742,260 14,468,688
         Raymond Stickel, Jr.......................... 531,058,564 15,152,384
         Philip A. Taylor............................. 531,464,070 14,746,878
         Robert C. Troccoli........................... 531,278,632 14,932,316
         Christopher L. Wilson........................ 531,758,781 14,452,167

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
 (2)*  Approve an amendment to
       the Trust's Agreement and
       Declaration of Trust that
       would permit fund mergers
       and other significant
       transactions upon the
       Board's approval but
       without shareholder
       approval of such
       transactions.............. 357,447,673 29,638,148 16,397,616 142,727,154

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

                                                 Votes     Votes    Broker
   Matters                          Votes For   Against   Abstain  Non-Votes
   -------                          ---------- --------- --------- ----------
   (3)   Approve changing the
         fundamental investment
         restriction regarding the
         purchase or sale of
         physical commodities...... 79,959,924 3,312,284 4,630,828 26,880,402

   4(a)  Approve an amendment to
         the current Master
         Intergroup Sub-Advisory
         Contract to add Invesco
         PowerShares Capital
         Management LLC............ 81,631,896 1,862,001 4,409,144 26,880,397

   4(b)  Approve an amendment to
         the current Master
         Intergroup Sub-Advisory
         Contract to add Invesco
         Asset Management (India)
         Private Limited........... 80,794,728 2,198,397 4,909,916 26,880,397

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                        INVESCO DEVELOPING MARKETS FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Developing Markets Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                                     Votes
   Matters                                              Votes For   Withheld
   -------                                             ----------- ----------
   (1)*  David C. Arch................................ 531,197,227 15,013,721
         James T. Bunch............................... 531,183,836 15,027,112
         Bruce L. Crockett............................ 531,230,236 14,980,712
         Jack M. Fields............................... 531,263,200 14,947,748
         Martin L. Flanagan........................... 531,657,186 14,553,762
         Cynthia Hostetler............................ 531,519,854 14,691,094
         Dr. Eli Jones................................ 531,321,474 14,889,474
         Dr. Prema Mathai-Davis....................... 531,131,847 15,079,101
         Teresa M. Ressel............................. 531,625,752 14,585,196
         Dr. Larry Soll............................... 531,316,895 14,894,053
         Ann Barnett Stern............................ 531,742,260 14,468,688
         Raymond Stickel, Jr.......................... 531,058,564 15,152,384
         Philip A. Taylor............................. 531,464,070 14,746,878
         Robert C. Troccoli........................... 531,278,632 14,932,316
         Christopher L. Wilson........................ 531,758,781 14,452,167

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
 (2)*  Approve an amendment to
       the Trust's Agreement and
       Declaration of Trust that
       would permit fund mergers
       and other significant
       transactions upon the
       Board's approval but
       without shareholder
       approval of such
       transactions.............. 357,447,673 29,638,148 16,397,616 142,727,154

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

                                                  Votes   Votes   Broker
     Matters                          Votes For  Against Abstain Non-Votes
     -------                          ---------- ------- ------- ----------
     (3)   Approve changing the
           fundamental investment
           restriction regarding the
           purchase or sale of
           physical commodities...... 33,706,450 907,381 634,018 10,030,643

     4(a)  Approve an amendment to
           the current Master
           Intergroup Sub-Advisory
           Contract to add Invesco
           PowerShares Capital
           Management LLC............ 34,117,551 553,322 576,986 10,030,633

     4(b)  Approve an amendment to
           the current Master
           Intergroup Sub-Advisory
           Contract to add Invesco
           Asset Management (India)
           Private Limited........... 34,012,833 661,844 573,183 10,030,632

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                     INVESCO EMERGING MARKETS EQUITY FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Emerging Markets Equity Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                     Votes
   Matters                                              Votes For   Withheld
   -------                                             ----------- ----------
   (1)*  David C. Arch................................ 531,197,227 15,013,721
         James T. Bunch............................... 531,183,836 15,027,112
         Bruce L. Crockett............................ 531,230,236 14,980,712
         Jack M. Fields............................... 531,263,200 14,947,748
         Martin L. Flanagan........................... 531,657,186 14,553,762
         Cynthia Hostetler............................ 531,519,854 14,691,094
         Dr. Eli Jones................................ 531,321,474 14,889,474
         Dr. Prema Mathai-Davis....................... 531,131,847 15,079,101
         Teresa M. Ressel............................. 531,625,752 14,585,196
         Dr. Larry Soll............................... 531,316,895 14,894,053
         Ann Barnett Stern............................ 531,742,260 14,468,688
         Raymond Stickel, Jr.......................... 531,058,564 15,152,384
         Philip A. Taylor............................. 531,464,070 14,746,878
         Robert C. Troccoli........................... 531,278,632 14,932,316
         Christopher L. Wilson........................ 531,758,781 14,452,167

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
 (2)*  Approve an amendment to
       the Trust's Agreement and
       Declaration of Trust that
       would permit fund mergers
       and other significant
       transactions upon the
       Board's approval but
       without shareholder
       approval of such
       transactions.............. 357,447,673 29,638,148 16,397,616 142,727,154

The meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

Invesco Emerging Markets Equity Fund did not receive sufficient shareholder votes to pass Proposal 3.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

The results of the voting on the above matters were as follows:

                                                  Votes   Votes   Broker
      Matters                          Votes For Against Abstain Non-Votes
      -------                          --------- ------- ------- ---------
      (3)   Approve changing the
            fundamental investment
            restriction regarding the
            purchase or sale of
            physical commodities...... 1,822,456 180,202 120,444  656,133

      4(a)  Approve an amendment to
            the current Master
            Intergroup Sub-Advisory
            Contract to add Invesco
            PowerShares Capital
            Management LLC............ 1,936,555  66,316 120,234  656,130

      4(b)  Approve an amendment to
            the current Master
            Intergroup Sub-Advisory
            Contract to add Invesco
            Asset Management (India)
            Private Limited........... 1,880,226 153,035  89,841  656,133

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                  INVESCO EMERGING MARKETS FLEXIBLE BOND FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Emerging Markets Flexible Bond Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                                     Votes
   Matters                                              Votes For   Withheld
   -------                                             ----------- ----------
   (1)*  David C. Arch................................ 531,197,227 15,013,721
         James T. Bunch............................... 531,183,836 15,027,112
         Bruce L. Crockett............................ 531,230,236 14,980,712
         Jack M. Fields............................... 531,263,200 14,947,748
         Martin L. Flanagan........................... 531,657,186 14,553,762
         Cynthia Hostetler............................ 531,519,854 14,691,094
         Dr. Eli Jones................................ 531,321,474 14,889,474
         Dr. Prema Mathai-Davis....................... 531,131,847 15,079,101
         Teresa M. Ressel............................. 531,625,752 14,585,196
         Dr. Larry Soll............................... 531,316,895 14,894,053
         Ann Barnett Stern............................ 531,742,260 14,468,688
         Raymond Stickel, Jr.......................... 531,058,564 15,152,384
         Philip A. Taylor............................. 531,464,070 14,746,878
         Robert C. Troccoli........................... 531,278,632 14,932,316
         Christopher L. Wilson........................ 531,758,781 14,452,167

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
 (2)*  Approve an amendment to
       the Trust's Agreement and
       Declaration of Trust that
       would permit fund mergers
       and other significant
       transactions upon the
       Board's approval but
       without shareholder
       approval of such
       transactions.............. 357,447,673 29,638,148 16,397,616 142,727,154

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

                                                  Votes   Votes   Broker
      Matters                          Votes For Against Abstain Non-Votes
      -------                          --------- ------- ------- ---------
      (3)   Approve changing the
            fundamental investment
            restriction regarding the
            purchase or sale of
            physical commodities...... 7,916,676 745,069 831,765  330,249

      4(a)  Approve an amendment to
            the current Master
            Intergroup Sub-Advisory
            Contract to add Invesco
            PowerShares Capital
            Management LLC............ 8,436,191 156,766 900,554  330,248

      4(b)  Approve an amendment to
            the current Master
            Intergroup Sub-Advisory
            Contract to add Invesco
            Asset Management (India)
            Private Limited........... 8,570,353  52,290 870,868  330,248

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                             INVESCO ENDEAVOR FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Endeavor Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                    Votes
   Matters                                             Votes For   Withheld
   -------                                            ----------- ----------
   (1)* David C. Arch................................ 531,197,227 15,013,721
        James T. Bunch............................... 531,183,836 15,027,112
        Bruce L. Crockett............................ 531,230,236 14,980,712
        Jack M. Fields............................... 531,263,200 14,947,748
        Martin L. Flanagan........................... 531,657,186 14,553,762
        Cynthia Hostetler............................ 531,519,854 14,691,094
        Dr. Eli Jones................................ 531,321,474 14,889,474
        Dr. Prema Mathai-Davis....................... 531,131,847 15,079,101
        Teresa M. Ressel............................. 531,625,752 14,585,196
        Dr. Larry Soll............................... 531,316,895 14,894,053
        Ann Barnett Stern............................ 531,742,260 14,468,688
        Raymond Stickel, Jr.......................... 531,058,564 15,152,384
        Philip A. Taylor............................. 531,464,070 14,746,878
        Robert C. Troccoli........................... 531,278,632 14,932,316
        Christopher L. Wilson........................ 531,758,781 14,452,167

                                               Votes      Votes      Broker
                                  Votes For   Against    Abstain    Non-Votes
                                 ----------- ---------- ---------- -----------
 (2)* Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions.............. 357,447,673 29,638,148 16,397,616 142,727,154

The meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.
--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

The results of the voting on the above matters were as follows:

                                                 Votes   Votes   Broker
      Matters                         Votes For Against Abstain Non-Votes
      -------                         --------- ------- ------- ---------
      (3)  Approve changing the
           fundamental investment
           restriction regarding the
           purchase or sale of
           physical commodities...... 5,979,068 550,626 311,089 1,913,851

      4(a) Approve an amendment to
           the current Master
           Intergroup Sub-Advisory
           Contract to add Invesco
           PowerShares Capital
           Management LLC............ 6,193,953 340,314 306,524 1,913,843

      4(b) Approve an amendment to
           the current Master
           Intergroup Sub-Advisory
           Contract to add Invesco
           Asset Management (India)
           Private Limited........... 6,112,749 377,867 350,168 1,913,850

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                        INVESCO GLOBAL HEALTH CARE FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Global Health Care Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                    Votes
   Matters                                             Votes For   Withheld
   -------                                            ----------- ----------
   (1)* David C. Arch................................ 531,197,227 15,013,721
        James T. Bunch............................... 531,183,836 15,027,112
        Bruce L. Crockett............................ 531,230,236 14,980,712
        Jack M. Fields............................... 531,263,200 14,947,748
        Martin L. Flanagan........................... 531,657,186 14,553,762
        Cynthia Hostetler............................ 531,519,854 14,691,094
        Dr. Eli Jones................................ 531,321,474 14,889,474
        Dr. Prema Mathai-Davis....................... 531,131,847 15,079,101
        Teresa M. Ressel............................. 531,625,752 14,585,196
        Dr. Larry Soll............................... 531,316,895 14,894,053
        Ann Barnett Stern............................ 531,742,260 14,468,688
        Raymond Stickel, Jr.......................... 531,058,564 15,152,384
        Philip A. Taylor............................. 531,464,070 14,746,878
        Robert C. Troccoli........................... 531,278,632 14,932,316
        Christopher L. Wilson........................ 531,758,781 14,452,167

                                               Votes      Votes      Broker
                                  Votes For   Against    Abstain    Non-Votes
                                 ----------- ---------- ---------- -----------
 (2)* Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions.............. 357,447,673 29,638,148 16,397,616 142,727,154

The meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.
--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

Invesco Global Health Care Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

                                                   Votes     Votes    Broker
  Matters                             Votes For   Against   Abstain  Non-Votes
  -------                             ---------- --------- --------- ---------
  (3)  Approve changing the
       fundamental investment
       restriction regarding the
       purchase or sale of physical
       commodities................... 12,708,038 2,368,084 1,084,690 6,111,702

  4(a) Approve an amendment to the
       current Master Intergroup
       Sub-Advisory Contract to add
       Invesco PowerShares Capital
       Management LLC................ 13,528,591 1,445,798 1,190,468 6,107,657

  4(b) Approve an amendment to the
       current Master Intergroup
       Sub-Advisory Contract to add
       Invesco Asset Management
       (India) Private Limited....... 13,267,035 1,684,663 1,213,154 6,107,662

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                      INVESCO GLOBAL INFRASTRUCTURE FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Global Infrastructure Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                     Votes
   Matters                                              Votes For   Withheld
   -------                                             ----------- ----------
   (1)*  David C. Arch................................ 531,197,227 15,013,721
         James T. Bunch............................... 531,183,836 15,027,112
         Bruce L. Crockett............................ 531,230,236 14,980,712
         Jack M. Fields............................... 531,263,200 14,947,748
         Martin L. Flanagan........................... 531,657,186 14,553,762
         Cynthia Hostetler............................ 531,519,854 14,691,094
         Dr. Eli Jones................................ 531,321,474 14,889,474
         Dr. Prema Mathai-Davis....................... 531,131,847 15,079,101
         Teresa M. Ressel............................. 531,625,752 14,585,196
         Dr. Larry Soll............................... 531,316,895 14,894,053
         Ann Barnett Stern............................ 531,742,260 14,468,688
         Raymond Stickel, Jr.......................... 531,058,564 15,152,384
         Philip A. Taylor............................. 531,464,070 14,746,878
         Robert C. Troccoli........................... 531,278,632 14,932,316
         Christopher L. Wilson........................ 531,758,781 14,452,167

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
 (2)*  Approve an amendment to
       the Trust's Agreement and
       Declaration of Trust that
       would permit fund mergers
       and other significant
       transactions upon the
       Board's approval but
       without shareholder
       approval of such
       transactions.............. 357,447,673 29,638,148 16,397,616 142,727,154

The meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

The results of the voting on the above matters were as follows:

                                                  Votes   Votes   Broker
      Matters                          Votes For Against Abstain Non-Votes
      -------                          --------- ------- ------- ---------
      (3)   Approve changing the
            fundamental investment
            restriction regarding the
            purchase or sale of
            physical commodities......  637,753  57,381  20,318   127,256

      4(b)  Approve an amendment to
            the current Master
            Intergroup Sub-Advisory
            Contract to add Invesco
            Asset Management (India)
            Private Limited...........  610,338  82,072  23,041   127,257

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                      INVESCO GLOBAL MARKET NEUTRAL FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Global Market Neutral Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                                     Votes
   Matters                                              Votes For   Withheld
   -------                                             ----------- ----------
   (1)*  David C. Arch................................ 531,197,227 15,013,721
         James T. Bunch............................... 531,183,836 15,027,112
         Bruce L. Crockett............................ 531,230,236 14,980,712
         Jack M. Fields............................... 531,263,200 14,947,748
         Martin L. Flanagan........................... 531,657,186 14,553,762
         Cynthia Hostetler............................ 531,519,854 14,691,094
         Dr. Eli Jones................................ 531,321,474 14,889,474
         Dr. Prema Mathai-Davis....................... 531,131,847 15,079,101
         Teresa M. Ressel............................. 531,625,752 14,585,196
         Dr. Larry Soll............................... 531,316,895 14,894,053
         Ann Barnett Stern............................ 531,742,260 14,468,688
         Raymond Stickel, Jr.......................... 531,058,564 15,152,384
         Philip A. Taylor............................. 531,464,070 14,746,878
         Robert C. Troccoli........................... 531,278,632 14,932,316
         Christopher L. Wilson........................ 531,758,781 14,452,167

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
 (2)*  Approve an amendment to
       the Trust's Agreement and
       Declaration of Trust that
       would permit fund mergers
       and other significant
       transactions upon the
       Board's approval but
       without shareholder
       approval of such
       transactions.............. 357,447,673 29,638,148 16,397,616 142,727,154

 (3)   Approve changing the
       fundamental investment
       restriction regarding the
       purchase or sale of
       physical commodities......   1,133,486     16,277     47,610     452,852

 4(b)  Approve an amendment to
       the current Master
       Intergroup Sub-Advisory
       Contract to add Invesco
       Asset Management (India)
       Private Limited...........   1,127,563     23,189     46,621     452,852

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                     INVESCO GLOBAL TARGETED RETURNS FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Global Targeted Returns Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                                     Votes
   Matters                                              Votes For   Withheld
   -------                                             ----------- ----------
   (1)*  David C. Arch................................ 531,197,227 15,013,721
         James T. Bunch............................... 531,183,836 15,027,112
         Bruce L. Crockett............................ 531,230,236 14,980,712
         Jack M. Fields............................... 531,263,200 14,947,748
         Martin L. Flanagan........................... 531,657,186 14,553,762
         Cynthia Hostetler............................ 531,519,854 14,691,094
         Dr. Eli Jones................................ 531,321,474 14,889,474
         Dr. Prema Mathai-Davis....................... 531,131,847 15,079,101
         Teresa M. Ressel............................. 531,625,752 14,585,196
         Dr. Larry Soll............................... 531,316,895 14,894,053
         Ann Barnett Stern............................ 531,742,260 14,468,688
         Raymond Stickel, Jr.......................... 531,058,564 15,152,384
         Philip A. Taylor............................. 531,464,070 14,746,878
         Robert C. Troccoli........................... 531,278,632 14,932,316
         Christopher L. Wilson........................ 531,758,781 14,452,167

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
 (2)*  Approve an amendment to
       the Trust's Agreement and
       Declaration of Trust that
       would permit fund mergers
       and other significant
       transactions upon the
       Board's approval but
       without shareholder
       approval of such
       transactions.............. 357,447,673 29,638,148 16,397,616 142,727,154

 4(b)  Approve an amendment to
       the current Master
       Intergroup Sub-Advisory
       Contract to add Invesco
       Asset Management (India)
       Private Limited...........   8,766,492    214,365    340,370   3,514,690

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

The meeting was adjourned until April 11, 2017, with respect to the following proposal:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

Invesco Global Targeted Returns Fund did not receive sufficient shareholder votes to pass Proposal 3.

The results of the voting on the above matter were as follows:

                                                 Votes   Votes   Broker
      Matter                          Votes For Against Abstain Non-Votes
      ------                          --------- ------- ------- ---------
      (3)  Approve changing the
           fundamental investment
           restriction regarding the
           purchase or sale of
           physical commodities...... 8,707,201 876,410 362,930 3,266,398

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                          INVESCO GREATER CHINA FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Greater China Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                      Votes
  Matters                                                Votes For   Withheld
  -------                                               ----------- ----------
   (1)*   David C. Arch................................ 531,197,227 15,013,721
          James T. Bunch............................... 531,183,836 15,027,112
          Bruce L. Crockett............................ 531,230,236 14,980,712
          Jack M. Fields............................... 531,263,200 14,947,748
          Martin L. Flanagan........................... 531,657,186 14,553,762
          Cynthia Hostetler............................ 531,519,854 14,691,094
          Dr. Eli Jones................................ 531,321,474 14,889,474
          Dr. Prema Mathai-Davis....................... 531,131,847 15,079,101
          Teresa M. Ressel............................. 531,625,752 14,585,196
          Dr. Larry Soll............................... 531,316,895 14,894,053
          Ann Barnett Stern............................ 531,742,260 14,468,688
          Raymond Stickel, Jr.......................... 531,058,564 15,152,384
          Philip A. Taylor............................. 531,464,070 14,746,878
          Robert C. Troccoli........................... 531,278,632 14,932,316
          Christopher L. Wilson........................ 531,758,781 14,452,167

                                               Votes      Votes      Broker
                                  Votes For   Against    Abstain    Non-Votes
                                 ----------- ---------- ---------- -----------
 (2)* Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions.............. 357,447,673 29,638,148 16,397,616 142,727,154

The meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

Invesco Greater China Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

                                                   Votes   Votes   Broker
     Matters                            Votes For Against Abstain Non-Votes
     -------                            --------- ------- ------- ---------
      (3)    Approve changing the
             fundamental investment
             restriction regarding the
             purchase or sale of
             physical commodities......  711,137  114,725 45,765   754,605

      4(a)   Approve an amendment to
             the current Master
             Intergroup Sub-Advisory
             Contract to add Invesco
             PowerShares Capital
             Management LLC............  734,871   82,428 54,331   754,602

      4(b)   Approve an amendment to
             the current Master
             Intergroup Sub-Advisory
             Contract to add Invesco
             Asset Management (India)
             Private Limited...........  730,318   88,647 52,667   754,600

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                        INVESCO LONG/SHORT EQUITY FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Long/Short Equity Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                                      Votes
  Matters                                                Votes For   Withheld
  -------                                               ----------- ----------
    (1)*  David C. Arch................................ 531,197,227 15,013,721
          James T. Bunch............................... 531,183,836 15,027,112
          Bruce L. Crockett............................ 531,230,236 14,980,712
          Jack M. Fields............................... 531,263,200 14,947,748
          Martin L. Flanagan........................... 531,657,186 14,553,762
          Cynthia Hostetler............................ 531,519,854 14,691,094
          Dr. Eli Jones................................ 531,321,474 14,889,474
          Dr. Prema Mathai-Davis....................... 531,131,847 15,079,101
          Teresa M. Ressel............................. 531,625,752 14,585,196
          Dr. Larry Soll............................... 531,316,895 14,894,053
          Ann Barnett Stern............................ 531,742,260 14,468,688
          Raymond Stickel, Jr.......................... 531,058,564 15,152,384
          Philip A. Taylor............................. 531,464,070 14,746,878
          Robert C. Troccoli........................... 531,278,632 14,932,316
          Christopher L. Wilson........................ 531,758,781 14,452,167

                                               Votes      Votes      Broker
                                  Votes For   Against    Abstain    Non-Votes
                                 ----------- ---------- ---------- -----------
 (2)* Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions.............. 357,447,673 29,638,148 16,397,616 142,727,154

 (3)  Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of
      physical commodities......   4,130,585    500,203    377,104     893,318

 4(b) Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      Asset Management (India)
      Private Limited...........   4,320,468    307,930    379,493     893,319

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                 INVESCO LOW VOLATILITY EMERGING MARKETS FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Low Volatility Emerging Markets Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                                      Votes
  Matters                                                Votes For   Withheld
  -------                                               ----------- ----------
   (1)*   David C. Arch................................ 531,197,227 15,013,721
          James T. Bunch............................... 531,183,836 15,027,112
          Bruce L. Crockett............................ 531,230,236 14,980,712
          Jack M. Fields............................... 531,263,200 14,947,748
          Martin L. Flanagan........................... 531,657,186 14,553,762
          Cynthia Hostetler............................ 531,519,854 14,691,094
          Dr. Eli Jones................................ 531,321,474 14,889,474
          Dr. Prema Mathai-Davis....................... 531,131,847 15,079,101
          Teresa M. Ressel............................. 531,625,752 14,585,196
          Dr. Larry Soll............................... 531,316,895 14,894,053
          Ann Barnett Stern............................ 531,742,260 14,468,688
          Raymond Stickel, Jr.......................... 531,058,564 15,152,384
          Philip A. Taylor............................. 531,464,070 14,746,878
          Robert C. Troccoli........................... 531,278,632 14,932,316
          Christopher L. Wilson........................ 531,758,781 14,452,167

                                               Votes      Votes      Broker
                                  Votes For   Against    Abstain    Non-Votes
                                 ----------- ---------- ---------- -----------
 (2)* Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions.............. 357,447,673 29,638,148 16,397,616 142,727,154

 (3)  Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of
      physical commodities......   4,668,788    224,075     35,127      25,061

 4(b) Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      Asset Management (India)
      Private Limited...........   4,528,927    359,792     39,271      25,061

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                    INVESCO MACRO ALLOCATION STRATEGY FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Macro Allocation Strategy Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

5(a) Approve changing the Fund's sub-classification from "diversified" to "non-diversified" and approve the elimination of a related fundamental investment restriction.

The results of the voting on the above matters were as follows:

                                                                      Votes
  Matters                                                Votes For   Withheld
  -------                                               ----------- ----------
   (1)*   David C. Arch................................ 531,197,227 15,013,721
          James T. Bunch............................... 531,183,836 15,027,112
          Bruce L. Crockett............................ 531,230,236 14,980,712
          Jack M. Fields............................... 531,263,200 14,947,748
          Martin L. Flanagan........................... 531,657,186 14,553,762
          Cynthia Hostetler............................ 531,519,854 14,691,094
          Dr. Eli Jones................................ 531,321,474 14,889,474
          Dr. Prema Mathai-Davis....................... 531,131,847 15,079,101
          Teresa M. Ressel............................. 531,625,752 14,585,196
          Dr. Larry Soll............................... 531,316,895 14,894,053
          Ann Barnett Stern............................ 531,742,260 14,468,688
          Raymond Stickel, Jr.......................... 531,058,564 15,152,384
          Philip A. Taylor............................. 531,464,070 14,746,878
          Robert C. Troccoli........................... 531,278,632 14,932,316
          Christopher L. Wilson........................ 531,758,781 14,452,167

                                               Votes      Votes      Broker
                                  Votes For   Against    Abstain    Non-Votes
                                 ----------- ---------- ---------- -----------
 (2)* Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions.............. 357,447,673 29,638,148 16,397,616 142,727,154

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

                                                   Votes   Votes   Broker
     Matters                            Votes For Against Abstain Non-Votes
     -------                            --------- ------- ------- ---------
      (3)    Approve changing the
             fundamental investment
             restriction regarding the
             purchase or sale of
             physical commodities...... 2,398,268 122,707 51,728   990,330

      4(b)   Approve an amendment to
             the current Master
             Intergroup Sub-Advisory
             Contract to add Invesco
             Asset Management (India)
             Private Limited........... 2,456,662  59,811 56,230   990,330

      5(a)   Approve changing the
             Fund's sub-classification
             from "diversified" to
             "non-diversified" and
             approve the elimination
             of a related fundamental
             investment restriction.... 2,389,601 116,035 67,068   990,329

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                               INVESCO MLP FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco MLP Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

The results of the voting on the above matters were as follows:

                                                                     Votes
   Matters                                              Votes For   Withheld
   -------                                             ----------- ----------
   (1)*  David C. Arch................................ 531,197,227 15,013,721
         James T. Bunch............................... 531,183,836 15,027,112
         Bruce L. Crockett............................ 531,230,236 14,980,712
         Jack M. Fields............................... 531,263,200 14,947,748
         Martin L. Flanagan........................... 531,657,186 14,553,762
         Cynthia Hostetler............................ 531,519,854 14,691,094
         Dr. Eli Jones................................ 531,321,474 14,889,474
         Dr. Prema Mathai-Davis....................... 531,131,847 15,079,101
         Teresa M. Ressel............................. 531,625,752 14,585,196
         Dr. Larry Soll............................... 531,316,895 14,894,053
         Ann Barnett Stern............................ 531,742,260 14,468,688
         Raymond Stickel, Jr.......................... 531,058,564 15,152,384
         Philip A. Taylor............................. 531,464,070 14,746,878
         Robert C. Troccoli........................... 531,278,632 14,932,316
         Christopher L. Wilson........................ 531,758,781 14,452,167

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
 (2)*  Approve an amendment to
       the Trust's Agreement and
       Declaration of Trust that
       would permit fund mergers
       and other significant
       transactions upon the
       Board's approval but
       without shareholder
       approval of such
       transactions.............. 357,447,673 29,638,148 16,397,616 142,727,154

 (3)   Approve changing the
       fundamental investment
       restriction regarding the
       purchase or sale of
       physical commodities......     706,398     28,466     10,340     303,676

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

The meeting was adjourned until April 11, 2017, with respect to the following proposal:

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matter were as follows:

                                                  Votes   Votes   Broker
      Matter                           Votes For Against Abstain Non-Votes
      ------                           --------- ------- ------- ---------
      4(b)  Approve an amendment to
            the current Master
            Intergroup Sub-Advisory
            Contract to add Invesco
            Asset Management (India)
            Private Limited...........  778,793  37,599  30,841   242,625

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                        INVESCO MULTI-ASSET INCOME FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Multi-Asset Income Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                                     Votes
   Matters                                              Votes For   Withheld
   -------                                             ----------- ----------
   (1)*  David C. Arch................................ 531,197,227 15,013,721
         James T. Bunch............................... 531,183,836 15,027,112
         Bruce L. Crockett............................ 531,230,236 14,980,712
         Jack M. Fields............................... 531,263,200 14,947,748
         Martin L. Flanagan........................... 531,657,186 14,553,762
         Cynthia Hostetler............................ 531,519,854 14,691,094
         Dr. Eli Jones................................ 531,321,474 14,889,474
         Dr. Prema Mathai-Davis....................... 531,131,847 15,079,101
         Teresa M. Ressel............................. 531,625,752 14,585,196
         Dr. Larry Soll............................... 531,316,895 14,894,053
         Ann Barnett Stern............................ 531,742,260 14,468,688
         Raymond Stickel, Jr.......................... 531,058,564 15,152,384
         Philip A. Taylor............................. 531,464,070 14,746,878
         Robert C. Troccoli........................... 531,278,632 14,932,316
         Christopher L. Wilson........................ 531,758,781 14,452,167

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
 (2)*  Approve an amendment to
       the Trust's Agreement and
       Declaration of Trust that
       would permit fund mergers
       and other significant
       transactions upon the
       Board's approval but
       without shareholder
       approval of such
       transactions.............. 357,447,673 29,638,148 16,397,616 142,727,154

 (3)   Approve changing the
       fundamental investment
       restriction regarding the
       purchase or sale of
       physical commodities......   9,963,484    988,266    780,098   3,174,946

 4(b)  Approve an amendment to
       the current Master
       Intergroup Sub-Advisory
       Contract to add Invesco
       Asset Management (India)
       Private Limited...........  10,257,220    769,954    704,678   3,174,942

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                          INVESCO PACIFIC GROWTH FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Pacific Growth Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                     Votes
   Matters                                              Votes For   Withheld
   -------                                             ----------- ----------
   (1)*  David C. Arch................................ 531,197,227 15,013,721
         James T. Bunch............................... 531,183,836 15,027,112
         Bruce L. Crockett............................ 531,230,236 14,980,712
         Jack M. Fields............................... 531,263,200 14,947,748
         Martin L. Flanagan........................... 531,657,186 14,553,762
         Cynthia Hostetler............................ 531,519,854 14,691,094
         Dr. Eli Jones................................ 531,321,474 14,889,474
         Dr. Prema Mathai-Davis....................... 531,131,847 15,079,101
         Teresa M. Ressel............................. 531,625,752 14,585,196
         Dr. Larry Soll............................... 531,316,895 14,894,053
         Ann Barnett Stern............................ 531,742,260 14,468,688
         Raymond Stickel, Jr.......................... 531,058,564 15,152,384
         Philip A. Taylor............................. 531,464,070 14,746,878
         Robert C. Troccoli........................... 531,278,632 14,932,316
         Christopher L. Wilson........................ 531,758,781 14,452,167

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
 (2)*  Approve an amendment to
       the Trust's Agreement and
       Declaration of Trust that
       would permit fund mergers
       and other significant
       transactions upon the
       Board's approval but
       without shareholder
       approval of such
       transactions.............. 357,447,673 29,638,148 16,397,616 142,727,154

The meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

Invesco Pacific Growth Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

                                                  Votes   Votes   Broker
      Matters                          Votes For Against Abstain Non-Votes
      -------                          --------- ------- ------- ---------
      (3)   Approve changing the
            fundamental investment
            restriction regarding the
            purchase or sale of
            physical commodities......  711,878  109,656 66,973   362,541

      4(a)  Approve an amendment to
            the current Master
            Intergroup Sub-Advisory
            Contract to add Invesco
            PowerShares Capital
            Management LLC............  757,232   70,398 60,877   362,541

      4(b)  Approve an amendment to
            the current Master
            Intergroup Sub-Advisory
            Contract to add Invesco
            Asset Management (India)
            Private Limited...........  744,928   80,860 62,719   362,541

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                         INVESCO SELECT COMPANIES FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Select Companies Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                      Votes
  Matters                                                Votes For   Withheld
  -------                                               ----------- ----------
   (1)*   David C. Arch................................ 531,197,227 15,013,721
          James T. Bunch............................... 531,183,836 15,027,112
          Bruce L. Crockett............................ 531,230,236 14,980,712
          Jack M. Fields............................... 531,263,200 14,947,748
          Martin L. Flanagan........................... 531,657,186 14,553,762
          Cynthia Hostetler............................ 531,519,854 14,691,094
          Dr. Eli Jones................................ 531,321,474 14,889,474
          Dr. Prema Mathai-Davis....................... 531,131,847 15,079,101
          Teresa M. Ressel............................. 531,625,752 14,585,196
          Dr. Larry Soll............................... 531,316,895 14,894,053
          Ann Barnett Stern............................ 531,742,260 14,468,688
          Raymond Stickel, Jr.......................... 531,058,564 15,152,384
          Philip A. Taylor............................. 531,464,070 14,746,878
          Robert C. Troccoli........................... 531,278,632 14,932,316
          Christopher L. Wilson........................ 531,758,781 14,452,167

                                               Votes      Votes      Broker
                                  Votes For   Against    Abstain    Non-Votes
                                 ----------- ---------- ---------- -----------
 (2)* Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions.............. 357,447,673 29,638,148 16,397,616 142,727,154

The meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

Invesco Select Companies Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

                                                 Votes    Votes    Broker
    Matters                          Votes For  Against  Abstain  Non-Votes
    -------                          ---------- ------- --------- ---------
    (3)   Approve changing the
          fundamental investment
          restriction regarding the
          purchase or sale of
          physical commodities...... 10,441,402 822,447 1,139,146 4,898,097

    4(a)  Approve an amendment to
          the current Master
          Intergroup Sub-Advisory
          Contract to add Invesco
          PowerShares Capital
          Management LLC............ 10,790,831 513,516 1,098,659 4,898,086

    4(b)  Approve an amendment to
          the current Master
          Intergroup Sub-Advisory
          Contract to add Invesco
          Asset Management (India)
          Private Limited........... 10,629,997 605,916 1,167,092 4,898,087

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                            INVESCO WORLD BOND FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco World Bond Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                     Votes
   Matters                                              Votes For   Withheld
   -------                                             ----------- ----------
   (1)*  David C. Arch................................ 531,197,227 15,013,721
         James T. Bunch............................... 531,183,836 15,027,112
         Bruce L. Crockett............................ 531,230,236 14,980,712
         Jack M. Fields............................... 531,263,200 14,947,748
         Martin L. Flanagan........................... 531,657,186 14,553,762
         Cynthia Hostetler............................ 531,519,854 14,691,094
         Dr. Eli Jones................................ 531,321,474 14,889,474
         Dr. Prema Mathai-Davis....................... 531,131,847 15,079,101
         Teresa M. Ressel............................. 531,625,752 14,585,196
         Dr. Larry Soll............................... 531,316,895 14,894,053
         Ann Barnett Stern............................ 531,742,260 14,468,688
         Raymond Stickel, Jr.......................... 531,058,564 15,152,384
         Philip A. Taylor............................. 531,464,070 14,746,878
         Robert C. Troccoli........................... 531,278,632 14,932,316
         Christopher L. Wilson........................ 531,758,781 14,452,167

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
 (2)*  Approve an amendment to
       the Trust's Agreement and
       Declaration of Trust that
       would permit fund mergers
       and other significant
       transactions upon the
       Board's approval but
       without shareholder
       approval of such
       transactions.............. 357,447,673 29,638,148 16,397,616 142,727,154

The meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

Invesco World Bond Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

                                                  Votes   Votes   Broker
      Matters                          Votes For Against Abstain Non-Votes
      -------                          --------- ------- ------- ---------
      (3)   Approve changing the
            fundamental investment
            restriction regarding the
            purchase or sale of
            physical commodities...... 1,505,252 126,542 132,018  599,935

      4(a)  Approve an amendment to
            the current Master
            Intergroup Sub-Advisory
            Contract to add Invesco
            PowerShares Capital
            Management LLC............ 1,542,168  77,897 143,748  599,934

      4(b)  Approve an amendment to
            the current Master
            Intergroup Sub-Advisory
            Contract to add Invesco
            Asset Management (India)
            Private Limited........... 1,525,283  93,187 145,340  599,937

The meeting was adjourned until June 6, 2017, with respect to the following proposal:

5(b) Approve changing the Fund's sub-classification from "diversified" to "non-diversified" and approve the elimination of a related fundamental investment restriction.

The results of the voting on the above matter were as follows:

                                                  Votes   Votes   Broker
      Matter                           Votes For Against Abstain Non-Votes
      ------                           --------- ------- ------- ---------
      5(b)  Approve changing the
            Fund's sub-classification
            from "diversified" to
            "non-diversified" and
            approve the elimination
            of a related fundamental
            investment restriction.... 1,773,329 116,741 205,063  536,363